UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013
____________________________________

BAOSHINN CORPORATION
(Name of small business in its charter)

_____________________________________

Nevada	333-13491	20-3486523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
A-B 8/F Hart Avenue Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices)

Registrant's telephone number:  (852) 2815-1355

______________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01

Completion of Acquisition or Disposition of Assets

On March 4, 2013 Baoshinn Corporation (“Baoshinn”) acquired all the outstanding stock of Olive Oil Direct International, Inc. (“OODI”), a corporation formed under the laws of the State of Wyoming.  In accordance with the terms of the Exchange Agreement between the parties, certain Baoshinn shareholders (the “Baoshinn Selling Shareholders”) transferred 1,485,000 shares of the common stock of Baoshinn (the “Baoshinn Shares”) to the shareholders of OODI (the “OODI Shareholders”).  In return, the OODI Shareholders transferred all of the outstanding shares of common stock of OODI to Baoshinn, and they paid $100,000.00 in cash to the Baoshinn Selling Shareholders.  In addition, immediately prior to the closing of the acquisition, Baoshinn spun off its operating subsidiary, Hong Kong Holdings, Inc., to its shareholders.  OODI is now a wholly-owned subsidiary of Baoshinn.

OODI is a development-stage company that plans to develop and operate a retail internet website specializing in gourmet Italian food products.  Those products shall include olive oils, pastas, vinegars and other Italian gourmet food items.  In addition, in the future OODI may offer cooking items, such as utensils, cooking tools and similar products from other countries.  OODI is currently developing an e-commerce website by the name of&nsbp;  www.OliveOilsDirect.com that will sell products inventoried by OliveOilsDirect.com and other products offered by other large well-established retailers.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for Baoshinn’s business and operations and involve a number of risks and uncertainties.  Baoshinn’s forward-looking statements in this report are made as of the date hereof and Baoshinn disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise.  In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 Baoshinn is identifying certain forward-looking information regarding, among other things, the acquisition of OODI by Baoshinn.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of Baoshinn to successfully complete the acquisition, to implement OODI’s business plan; uncertainties relating to the ability to realize the expected benefits of the acquisition; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which Baoshinn and OODI operate, and other risk factors as discussed in Baoshinn’s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01

Financial Statements and Exhibits

A.

Financial Statements for Business Acquired.  Baoshinn will file the financial statements required to be filed by this Item not later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

B.

Pro-Forma Financial Information.  Baoshinn will file the pro-forma financial statements required to be filed by this Item no later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

C.

Exhibit 10.1

Exchange Agreement.  Incorporated by reference as filed with Baoshinn’s current report on Form 8-K dated November 29, 2012.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 4, 2013	By:	/s/ Sean L. Webster
	Name:	Sean L. Webster
	Title:	President